EXHIBIT 99.5

                                  TELTREND INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 SPECIAL MEETING OF STOCKHOLDERS ________, 2000

         Howard L. Kirby, Jr. and Douglas P. Hoffmeyer, or any one of them, with power of substitution in each, are hereby appointed the proxies of the undersigned to vote all shares of the common stock, $.01 par value per share, of Teltrend Inc. that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held ________, 2000 at the hour of 10:00 a.m., local time, at the Teltrend Inc. corporate headquarters, 620 Stetson Avenue, St. Charles, Illinois 60174, and at all adjournments or postponements thereof, upon such business as may properly come before the meeting, including the items listed on the reverse side and as more completely described in the enclosed Notice of Special Meeting of Stockholders and Proxy Statement.

         (THIS PROXY IS CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

                                       (Comments/Change of Address)

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                                       (If you have written in the above space,
                                       please mark the corresponding box on the
                                        reverse side)


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THE FOLLOWING MATTERS ARE PROPOSED BY THE BOARD OF DIRECTORS

                                            For   Against   Abstain

1.Adoption of The Merger Agreement          [  ]   [  ]      [  ]
Adoption of the agreement and plan of
merger, dated as of December 13, 1999, by and among Westell Technologies, Inc.,
Theta Acquisition Corp. and Teltrend Inc.

                               2. UPON SUCH OTHER          For   Against Abstain
                               MATTERS AS MAY BE PROPERLY  [  ]   [  ]    [ ]
                               COME BEFORE THE MEETING:
                               In their discretion the
                               proxies are authorized to
                               vote on such other matters
                               as may properly come
                               before the special meeting. ____________________

                               This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be deemed to constitute direction to vote "for" each of the above proposals.


                               Please mark, sign, date and return the proxy card using the enclosed envelope.

                           _________________________

                       Comments/Change   |_|
                         of Address          Date ________________________, 2000



                                              ---------------------------------
                                              Signature(s)


                                              ---------------------------------
                                              Signature(s)

                                              (NOTE: Please sign exactly as name
                                              appears on this Proxy. When shares
                                              are  held by joint  tenants,  both
                                              should   sign.   When  signing  as
                                              attorney, executor, administrator,
                                              trustee,    guardian,    corporate
                                              officer  or  partner,   give  full
                                              title as such.  If a  corporation,
                                              please sign in  corporate  name by
                                              president   or  other   authorized
                                              officer. If a partnership,  please
                                              sign   in   partnership   name  by
                                              authorized person.)